SHARES REIMBURSEMENT AGREEMENT

This Shares Reimbursement Agreement (the “Agreement”) is effective on 6th August 2021,

BETWEEN:	DUESENBERG TECHNOLOGIES INC.
with the address at;
No 21, Denai Endau 3,Seri Tanjung Pinang,
10470 Tanjung Tokong,
Penang, Malaysia
(Hereinafter referred to as “DTI”) of the one part

AND:	LIM KAISHEN, Company No; 588773
with the address at;
No 28-8-6, Bayswater Resort Condominium,
Lebuh Tunku Kudin 2, Gelugor,
11700 Penang, Malaysia
(Hereinafter referred to as “LK”) of the second part

WHEREAS:

1)DTI is listed in OTCQB and a corporation duly organized, existing and in good standing under the laws of the Province of British Columbia and has the corporate power to conduct the business which it conducts and proposes to conduct.

2)LK is an existing registered shareholder of DUSYF shares.

Definitions and Interpretation

In this Agreement, the following terms shall have the following meanings:

“Agreement”means this Reimbursement Share Agreement, and all schedules and amendments to in the Agreement

“DUSYF”Stock quote for Duesenberg Technologies Inc. Common Stock at the OTC Markets.

“The Company”Shall mean Duesenberg Technologies Inc.

“Exchange Act”means the United States Securities Exchange Act of 1934, as amended;

“MI 51-105”means Multilateral Instrument 51-105 - Issuers Quoted in the U.S. Over-the-Counter Markets, as amended;

“SEC”means the United States Securities and Exchange Commission;

“Securities Act”means the United States Securities Act of 1933, as amended; and

“Shares”means those common shares of the Company to be reimburse by DTI.

“Related companies”Includes companies that are directly and indirectly related with the companies either by shares, common directors or licensed agreement and/or also includes directly or indirectly a subsidiaries or associates companies.

“VCG”Shall mean Veritas Consulting Group Inc.

I.Words applicable to natural persons include any body of persons, company, corporation, firm or partnership corporate or incorporate and vice versa.  It shall also include such person’s heirs, personal representatives, successor-in-title, and permitted assigns.  All references to a company shall include such company’s successor-in-title and permitted assigns.  Words importing the masculine gender shall include the feminine and neuter genders and vice versa.  Words importing the singular number shall include the plural number and vice versa.

II.Where two or more persons or parties are included or comprised in any expressions, agreements, covenants, terms, stipulations and undertakings expressed to be made by or on the part of such persons or parties be deemed to be made by and be binding upon such persons or parties jointly and severally.

NOW IT IS HEREBY AGREED AS FOLLOWS:-

a)LK has signed an agreement (Appendix I) with VCG on LK’s share transfer for the general business development consultation services provided to DTI.

b)LK agrees and acknowledge that DTI shall only reimburse LK after the services have been rendered to DTI by VCG.

c)LK agreed with acknowledgment there are risk associated with the shares transfer to VCG and VCG has been informed of the shares transfers shall be restricted and comply with all regulators such as SEC and FINRA.

d)LK agreed and acknowledged, LK may not receive any reimbursement should VCG does not provide or perform the services to DTI as per agreement between LK and VCG (Agreement as per Appendix I).

e)LK agrees and acknowledged the reimbursement on new issues shares from DTI is subject to restrictions and will comply with all regulators’ such as SEC and FINRA before any shares can issue to LK.

f)DTI and LK agreed the reimbursement of new shares to LK shall be at the basis of one (1) to one (1) shares exchange only regardless of the share price at the time of issue.

g)LK agrees and acknowledged that there are no additional claims nor interest to DTI for LK’s shares transfer to VCG. DTI shall not bear nor responsible for any loss in value in any way, shape or form for the new shares reimbursed.

h)DTI agreed and will only commence reimbursement by way of DUSYF new shares issue and cause to transfer of DUSYF shares to LK for a total of Three Hundred Thousand (300,000) shares after the completion of services provided by VCG.

i)Upon completion and fulfillment of this Agreement, both parties shall have no further claims for shares due in to the other party in any way, shape or form.

j)The stamp and legal costs of this Agreement will be borne by both parties.

k)This Agreement is binding on the successors and assigns of the parties hereto.

1.REIMBURSEMENT OF SHARES

1.1Upon the terms and subject to the conditions of this Agreement, the DTI hereby agrees to issue new shares to LK, and LK hereby agrees to the reimbursement of shares from the DTI, 300,000 (three hundred thousand) common shares (the “Company Shares”) of Duesenberg Technologies Inc., a British Columbia company (the “Company”), free and clear of all liens, charges, and encumbrances whatsoever.

2.COVENANTS, REPRESENTATIONS AND WARRANTIES OF LK

LK hereby covenants with and acknowledges, represents and warrants to DTI or as follows, and acknowledges that DTI is relying upon such covenants, acknowledgements, representations and warranties in connection with the reimbursement of the Company Shares to the LK:

2.1LK is not a “U.S. Person” as that term is defined in Rule 902 the United States Securities Act of 1933, as amended (the “Securities Act”), and is not acquiring the Company Shares for the account or benefit of any U.S. Person.

2.2LK is a resident of that jurisdiction set forth in the LK’s address appearing on the first page of this Agreement and was not in the United States either at the time of the offer to reimburse with the Company Shares was received by LK or at the time of the LK’s decision to accept the Company Shares.

2.3LK acknowledges and agrees that DTI has to adhere to the term defined in Rule 144 of the Securities Act and as such the Company Shares are “restricted securities” as defined in Rule 144 of the Securities Act. LK further acknowledges and agrees that the reimbursement of the Company Shares by DTI has not been registered under the Securities Act or any applicable state securities laws, and that all certificates representing the Company Shares will be endorsed with a restrictive legend substantially similar to the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN

ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

2.4LK agrees to resell the Company Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws. LK further agrees that the Company will refuse to register any transfer of the Company Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.

2.5LK agrees not to engage in hedging transactions with regards to the Company Shares unless such hedging transactions are made in compliance with the provisions of the Securities Act.

2.6LK is acquiring the Company Shares for investment purposes for LK’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that LK has no present intention of selling, granting any participation in, or otherwise distributing the same. LK does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Company Shares.

2.7 LK possesses the financial and business experience to make an informed decision to acquire the Company Shares and has had access to all information relating to the Company and its business operations which would be necessary to make an informed decision to purchase the Company Shares.  LK has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company.  LK has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with LK’s legal and financial advisors. LK believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to accept the Shares and that LK has had full opportunity to discuss this information with LK’s legal and financial advisors prior to executing this Agreement.

2.8 LK acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only persons who can afford the loss of their entire investment should consider investing in the Company. LK is an investor in securities of businesses in the development stage and acknowledges that LK is able to fend for himself/herself/itself, can bear the economic risk of LK’s investment, and has such knowledge and experience in financial or business matters such that LK is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

2.9LK has full power, capacity and authority to enter into this Agreement on the terms and conditions set forth herein, and this Agreement constitutes, and all other documents required to be executed and delivered by LK will, when executed constitute, a valid and legally binding obligation of LK, enforceable in accordance with their terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.10LK has satisfied himself/herself/itself as to the full observance of the laws of LK’s jurisdiction in connection with accepting of the Company Shares, including (i) the legal requirements within LK’s jurisdiction for accepting of the Company Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Company Shares; and (v) any restrictions on transfer applicable to any disposition of the Company Shares imposed by the jurisdiction in which LK is resident

3.COVENANTS, REPRESENTATIONS AND WARRANTIES OF DTI

DTI covenants with and acknowledges, represents and warrants to LK as follows, and acknowledges that LK is relying upon such covenants, acknowledgements, representations and warranties in connection with accepting by LK of the Company Shares:

3.1DTI is the legal, beneficial and recorded owner of the Company Shares, with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

3.2No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for accepting of any of the Company Shares from DTI.

3.3The Company Shares are validly issued, fully paid and non-assessable common shares of the Company.

3.4Neither DTI, the Company, any of their respective affiliates, nor anyone acting on their behalf, has engaged in any in any directed selling efforts in the United States in connection with the offer or sale of the Company Shares. For purposes of this Agreement, “directed selling efforts” has the meaning set forth in Rule 902(c) of the Securities Act.

3.5DTI has full power, capacity and authority to enter into this Agreement on the terms and conditions set forth herein, and this Agreement constitutes, and all other documents required to be executed and delivered by DTI will, when executed constitute, a valid and legally binding obligation of DTI, enforceable in accordance with their terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.CLOSING AND POST-CLOSING ARRANGEMENTS

4.1Closing of the reimbursement of the Company Shares shall take place on a date, at a time, and at a location mutually agreed upon by the parties hereto.

4.2Upon closing:

(a)DTI shall deliver to LK the certificates representing all of the Company Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by an appropriate official), with any and all applicable security transfer taxes paid, and together with all other instruments, certificates or documents as may be required by the Company’s transfer agent to record the transfer of the Company Shares to LK or as may otherwise be required to transfer the Company Shares to LK free and clear of all liens, charges and encumbrances of any kind whatsoever; and

5.GENERAL PROVISIONS

a.Time shall be of the essence of this Agreement.

b.This Agreement contains the whole agreement between the parties hereto in respect of the reimbursement of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

c.This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. LK may not assign this Agreement without the consent of DTI, which consent may be withheld for any reason whatsoever.

d.Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing;

e.This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

f.This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Malaysia, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of Malaysia,

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date of this Agreement

DUESENBERG TECHNOLOGIES INC.

______________________	______________________
Authorised Signature	Authorised Signature

LIONG FOOK WENG	LIM KAISHEN

______________________	______________________
Print Name	Print Name

APPENDIX I